UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESTLAND DEVELOPMENT CO., INC.

(Name of Registrant as Specified In Its Charter)

SCC ACQUISITION CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

Script One – Introduction Call

Hello, may I please speak with [name]? Hi, my name is [name] and I’m calling in regards to your stock holdings in Westland Development Company.

Are you aware that SunCal Companies is offering to buy your shares of Westland and the Atrisco Land Grant property?

[If yes to being aware]

Great! I just wanted to remind you that you’ll be receiving the proxy in the mail shortly, and that a “yes” vote means you’re voting for the sale, and that both a “no” vote and an abstention – in other words not voting – count as a “no” vote. Voting by mail is the easiest way to ensure your voice will be heard. Proxy ballots must be received by November 4 to be counted. You can also vote at the Westland shareholder meeting on Monday, November 6 at 10 a.m. at the Albuquerque Convention Center’s Kiva Auditorium.

Do you have any questions?

[If yes, refer to attached Q&A]

[If no, or at end of questions]

Ok, well thank you very much for your time. Before I hang up, I’m required by the Securities and Exchange Commission to notify you that the proxy statement includes important information about the sale that you should read. A copy is being mailed to you this week. You can also view the proxy on-line at www.SEC.gov, or request a copy by calling toll-free 888-809-5211. We also have information on our Web site, www.SunCalNM.com.

Thanks again! Good bye.

[If no to being aware]

OK, I can explain it quickly. SunCal Companies is one of the West’s largest privately held developers of master-planned communities. They have made an offer to acquire the Atrisco Land Grant property by purchasing all the outstanding shares of Westland.

Your vote on this matter is important because New Mexico law requires that the acquisition be approved by a two-thirds vote of Westland’s shares – and if you abstain and don’t vote, it counts the same as a “No” vote.

Before I describe SunCal’s offer, I am required by the Securities and Exchange Commission to notify you that the proxy statement includes important information about the sale that you should read. A copy is being mailed to you

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

this week. You can also view the proxy on-line at www.SEC.gov, or request a copy by calling toll-free 888-809-5211. We also have information on our Web site, www.SunCalNM.com.

SunCal’s offer is more than a strong financial package. It’s a comprehensive plan to preserve the centuries-old legacies of the Atrisco Land Grant while helping Albuquerque and Bernalillo County realize its great potential. You’ll get all of the details in the mail, but here are a few things you should know:

•	If SunCal’s proposal is approved by a two-thirds vote, shareholders like yourself would receive $315 per share

•	For each share of Westland stock that you currently own, you would also receive one share of Atrisco Oil & Gas, LLC, a new company created by the sale.

•	Atrisco Oil & Gas would own 100 percent of the rights under Westland’s two existing oil and gas leases and a 50 percent interest in all future rights. Atrisco would distribute these revenues to you after paying its expenses.

•	As part of the deal, SunCal would give $1 million a year for the next 100 years to the Atrisco Heritage Foundation, which would be responsible for preserving and celebrating the culture and history of the Atrisco Land Grant. Projects could include museums, continuing education, cultural programs, daycare, private schools and scholarships – decisions to be made by a Board of Directors comprised primarily of heirs.

•	Sale of your shares would also help Albuquerque and Bernalillo County grow westward in a responsible fashion that enhances our quality of life and provides greater economic vitality to the region.

And remember, these are just a few of the details. Be sure to read your proxy statement for more information. Voting by mail is the easiest way to ensure your voice will be heard. Proxy ballots must be received by November 4 to be counted. You can also vote at the Westland shareholder meeting on Monday, November 6 at 10 a.m. at the Albuquerque Convention Center’s Kiva Auditorium.

Do you have any questions?

[If yes to questions, refer to attached Q&A]

[If no to questions, or at end of questions]

Thank you very much for your time. If you have any questions at all, please call our toll-free number, 888-809-5211, or visit our Web site, www.SunCalNM.com.

Good bye.

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

Script Two – Abstained last time

Hello, may I please speak with [name]? Hi, my name is [name] and I’m calling in regards to your stock holdings in Westland Development Company.

Are you aware that SunCal Companies is offering to buy your shares of Westland and the Atrisco Land Grant property?

[If yes to being aware]

Great! I just wanted to remind you’ll be receiving the proxy in the mail shortly, and that a “yes” vote means you’re voting for the sale, and that both a “no” vote and an abstention – in other words not voting – count as a “no” vote. Voting by mail is the easiest way to ensure your voice will be heard. Proxy ballots must be received by November 4 to be counted. You can also vote at the Westland shareholder meeting on Monday, November 6 at 10 a.m. at the Albuquerque Convention Center’s Kiva Auditorium.

Your participation in this matter is important because New Mexico law requires that any acquisition be approved by a two-thirds vote of Westland’s shares.

If you abstain from voting – that is, you don’t mail back your proxy or you don’t vote at the upcoming shareholder meeting – then your vote will count as a “no,” opposing the sale.

Do you have any questions?

[If yes to questions, refer to attached Q&A]

[If no to questions, or at end of questions]

Thank you very much for your time. Before I hang up, I’m required by the Securities and Exchange Commission to notify you that the proxy statement includes important information about the sale that you should read. A copy is being mailed to you this week. You can also view the proxy on-line at www.SEC.gov, or request a copy by calling toll-free 888-809-5211. We also have information on our Web site, www.SunCalNM.com.

Thanks again! Good bye.

[If no to being aware]

OK, I can explain it quickly. SunCal Companies is one of the West’s largest privately held developers of master-planned communities. They have made an offer to acquire the Atrisco Land Grant property by purchasing all the outstanding shares of Westland.

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

Your vote on this matter is important because New Mexico law requires that the acquisition be approved by a two-thirds vote of Westland’s shares – and if you abstain and don’t vote, it counts the same as a “No” vote.

Before I describe SunCal’s offer, I am required by the Securities and Exchange Commission to notify you that the proxy statement includes important information about the sale that you should read. A copy is being mailed to you this week. You can also view the proxy on-line at www.SEC.gov, or request a copy by calling toll-free 888-809-5211. We also have information on our Web site, www.SunCalNM.com.

SunCal’s offer is more than a strong financial package. It’s a comprehensive plan to preserve the centuries-old legacies of the Atrisco Land Grant while helping Albuquerque and Bernalillo County realize its great potential. You’ll get all of the details in the mail, but here are a few things you should know:

•	If SunCal’s proposal is approved by a two-thirds vote, shareholders like yourself would receive $315 per share

•	For each share of Westland stock that you currently own, you would also receive one share of Atrisco Oil & Gas, LLC, a new company created by the sale.

•	Atrisco Oil & Gas would own 100 percent of the rights under Westland’s two existing oil and gas leases and a 50 percent interest in all future rights. Atrisco would distribute these revenues to you after paying its expenses.

•	As part of the deal, SunCal would give $1 million a year for the next 100 years to the Atrisco Heritage Foundation, which would be responsible for preserving and celebrating the culture and history of the Atrisco Land Grant. Projects could include museums, continuing education, cultural programs, daycare, private schools and scholarships – decisions to be made by a Board of Directors comprised primarily of heirs.

•	Sale of your shares would also help Albuquerque and Bernalillo County grow westward in a responsible fashion that enhances our quality of life and provides greater economic vitality to the region.

And remember, these are just a few of the details. Voting by mail is the easiest way to ensure your voice will be heard. Proxy ballots must be received by November 4 to be counted. You can also vote at the Westland shareholder meeting on Monday, November 6 at 10 a.m. at the Albuquerque Convention Center’s Kiva Auditorium.

Do you have any questions?

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

[If yes to questions, refer to attached Q&A]

[If no to questions, or at end of questions]

Thank you very much for your time. If you have any questions at all, please call our toll-free number, 888-809-5211, or visit our Web site, www.SunCalNM.com. Good bye.

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

Script Three – Get out the vote

Hello, may I please speak with [name]? Hi, my name is [name] and I’m calling to remind you about the upcoming vote on SunCal Companies’ proposal to acquire Westland Development Company. Because you are a shareholder, your vote is extremely important.

Your proxy statement should have arrived in the mail around the first week of October. Did you receive it?

[If yes to receiving proxy]

Great. As a reminder, if you have chosen to submit your vote via mail-in ballot, it must be received by November 4. This is the easiest way to ensure your voice will be heard. You can also vote in person on November 6 at the Albuquerque Convention Center’s Kiva Auditorium at 10 a.m.

Remember, your vote on this matter is important because New Mexico law requires that the acquisition be approved by a two-thirds vote of Westland’s shares – and if you abstain and don’t vote, it counts the same as a “No” vote.

Do you have any questions?

[If yes to questions, refer to attached Q&A]

[If no to questions, or at end of questions]

Thank you very much for your time. If you have any further questions about where, when or how to vote, please call toll-free 888-809-5211 or visit our Web site at www.SunCalNM.com.

Thanks again! Good bye.

[If no to receiving proxy]

I’m sorry about that. You can view the proxy on-line at www.SEC.gov, or request a copy by calling toll-free 888-809-5211. We also have information on our Web site, www.SunCalNM.com.

Since you haven’t had a chance to read the proxy, would you like me to review the key details of SunCal’s proposal?

[If yes to review]

Ok. Well, before I begin, let me remind you that you should read the entire proxy statement for full details about this matter.

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

SunCal’s proposal to acquire Westland and the Atrisco Land Grant marks the beginning of what would become a lasting partnership with you – the Atrisco Land Grant heirs – and all of New Mexico.

•	If SunCal’s proposal is approved by a two-thirds vote, shareholders like yourself would receive $315 per share

•	For each share of Westland stock that you currently own, you would also receive one share of Atrisco Oil & Gas, LLC, a new company created by the sale.

•	Atrisco Oil & Gas would own 100 percent of the rights under Westland’s two existing oil and gas leases and a 50 percent interest in all future rights. Atrisco would distribute these revenues to you after paying its expenses.

•	As part of the deal, SunCal would give $1 million a year for the next 100 years to the Atrisco Heritage Foundation, which would be responsible for preserving and celebrating the culture and history of the Atrisco Land Grant. Projects could include museums, continuing education, cultural programs, daycare, private schools and scholarships – decisions to be made by a Board of Directors comprised primarily of heirs.

•	Sale of your shares would also help Albuquerque and Bernalillo County grow westward in a responsible fashion that enhances our quality of life and provides greater economic vitality to the region.

Remember, full details about the acquisition proposal are found in the proxy statement, which you can review on-line.

Voting is easy. Just fill out the proxy statement and drop it in the mail. It must be received by November 4 to be counted. This is the easiest way to ensure your voice will be heard. You can also vote in person on November 6 at the Albuquerque Convention Center’s Kiva Auditorium at 10 a.m.

Remember, your vote on this matter is important because New Mexico law requires that the acquisition be approved by a two-thirds vote of Westland’s shares – and if you abstain and don’t vote, it counts the same as a “No” vote.

[If yes, refer to attached Q&A]

[If no, or at end of questions]

SCC Acquisition Corp.

Westland Proxy Solicitation Telephone Call Scripts

Thank you very much for your time. If you have any further questions about where, when or how to vote, please call toll-free 888-809-5211 or visit our Web site at www.SunCalNM.com.

Thanks again! Good bye.

[If no to review]

Alright. Well, you are encouraged to vote on SunCal’s plan. It’s easy. Just fill out the proxy and drop it in the mail. It must be received by November 4. This is the easiest way to ensure your voice will be heard. You can also vote in person on November 6 at the Albuquerque Convention Center’s Kiva Auditorium at 10 a.m.

Remember, your vote on this matter is important because New Mexico law requires that the acquisition be approved by a two-thirds vote of Westland’s shares – and if you abstain and don’t vote, it counts the same as a “No” vote.

I appreciate your time today. If you have any further questions about where, when or how to vote, please call toll-free 888-809-5211 or visit our Web site at www.SunCalNM.com.

Thanks again! Good bye.

# # #

* * * * * * * *

This document does not constitute a solicitation by Westland or its Board of Directors or executive officers of any approval or action of its stockholders. Westland has filed a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal with the SEC. Westland’s stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, Westland’s stockholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.